                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 17, 2003


                                 CRDENTIA CORP.
                                 --------------
             (Exact name of registrant as specified by its charter)


         DELAWARE                        0-31152                76-0585701
         --------                        -------                ----------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                    Identification Number)



         455 MARKET STREET, SUITE 1220, SAN FRANCISCO, CALIFORNIA 94105
         --------------------------------------------------------------
                    (Address of principal executive offices)


                                 (415) 543-1535
                                 --------------
                          Registrant's Telephone Number

                                       N/A
           Former Name or Former Address If Changed Since Last Report

ITEM 5.    OTHER EVENTS

On November 17, 2003, Lawrence M. Davis submitted his resignation as Chief Financial Officer and Secretary of Crdentia Corp. (the "Company"), to be effective as of the same date. The Company plans to move its primary business operations to Dallas, Texas. Because Mr. Davis did not want to relocate with the Company, he will remain in San Francisco, California to pursue other business opportunities.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 21, 2003                   CRDENTIA CORP.

                                          /s/ James D. Durham
                                          --------------------------------
                                          By: James D. Durham,
                                          Chief Executive Officer